Exhibit 99.1

Everbridge Announces Third Quarter 2016 Financial Results

Revenue of $19.9 million increases 31% year-over-year

Burlington, Mass – November 2, 2016 – Everbridge, Inc. (NASDAQ: EVBG), a global software company that provides critical communications and enterprise safety applications to help keep people safe and businesses running, today announced its financial results for the third quarter ended September 30, 2016.

“We delivered a strong financial performance in our first quarter as a public company, as our software as a service platform for critical communications and safety applications continued to build momentum in the marketplace,” said Jaime Ellertson, Chief Executive Officer and Chairman of Everbridge. “Our growth in the quarter was driven by the expanding adoption of our core mass notification solutions with new and existing customers, as well as by the rapid adoption of our new applications which expand our addressable market opportunity.”

Ellertson continued, “As we look ahead, we believe the strength of our platform, marquee customers and continued innovation position us to further extend our market leadership and accomplish our long-term objectives. We believe our increasing traction and continued investments will provide us with the opportunity to capture a significant share of the growing market in front of us as we expand our reach in an underpenetrated market, and scale toward our long-term goal of continued and profitable growth.”

Third Quarter 2016 Financial Highlights

•	Total revenue was $19.9 million, an increase of 31% compared to $15.2 million for the third quarter of 2015.

•	GAAP operating loss was $(2.4) million, compared to a GAAP operating loss of $(3.6) million for the third quarter of 2015.

•	Non-GAAP operating loss was $(0.9) million, compared to non-GAAP operating loss of $(2.2) million for the third quarter of 2015. Non-GAAP operating loss excludes stock-based compensation and amortization of intangible assets related to acquisitions.

•	GAAP net loss was $(2.6) million, compared to $(3.6) million for the third quarter of 2015. GAAP net loss per share was $(0.18), based on 14.8 million basic and diluted weighted average common shares outstanding, compared to $(0.30) for the third quarter of 2015, based on 12.3 million basic and diluted weighted average common shares outstanding.

•	Non-GAAP net loss was $(1.1) million, compared to $(2.2) million in the third quarter of 2015. Non-GAAP net loss per share was $(0.07), based on 14.8 million basic and diluted weighted average common shares outstanding, compared to $(0.18) for the third quarter of 2015, based on 12.3 million basic and diluted weighted average common shares outstanding. Non-GAAP net loss excludes stock-based compensation and amortization of intangible assets related to acquisitions.

•	Adjusted EBITDA was $0.3 million, compared to $(1.4) million in the third quarter of 2015. Adjusted EBITDA represents net loss before interest income and interest expense, income tax expense and benefit, depreciation and amortization expense and stock-based compensation expense.

•	Cash as of September 30, 2016 totaled $62.3 million, compared to $1.0 million as of June 30, 2016. Cash includes $69.8 million in net proceeds, after underwriting discounts and commissions, from the completion of the company’s initial public offering in September 2016, partially offset by $10.8 million in cash used to retire all previously outstanding debt.

•	Cash flow from operations were $8.2 million compared to $1.5 million for the third quarter of 2015.

•	Free cash flow was $6.6 million compared to $(0.9) million for the third quarter of 2015. Free cash flow is cash flow from operations, less cash used for capital expenditures and additions to capitalized software development costs.

Recent Business Highlights

•	Ended the quarter with 3,076 global customers, up from 2,514 at the end of the third quarter of 2015.

•	Announced Summer 2016 product release with enhancements to mobility, collaboration, reporting, mapping and workflow automation to help improve the ways that corporations and government agencies communicate.

•	Formed strategic partnership with International SOS to include integration between Everbridge’s communications engine and International SOS’ TravelTracker product to communicate near real-time alerts in times of crisis, and further expand Everbridge’s international footprint.

•	Received certification and acceptance into Lenel’s OpenAccess Alliance Program, enabling Everbridge Safety Connection customers to interface with Lenel’s OnGuard system for real-time building location data for employees, contractors and visitors.

Business Outlook

Based on information available as of today, Everbridge is issuing guidance for the fourth quarter and full year 2016 as indicated below.

	Fourth Quarter 2016			Full Year 2016
Total Revenue	$20.5	to	$20.7	$76.1	to	$76.3
GAAP net income/(loss)	$(2.9)		$(2.7)	$(11.5)		$(11.3)
GAAP net income/(loss) per share	$(0.11)		$(0.10)	$(0.69)		$(0.68)
Non-GAAP net income/(loss)	$(1.3)		$(1.1)	$(5.3)		$(5.1)
Non-GAAP net income/(loss) per share	$(0.05)		$(0.04)	$(0.32)		$(0.31)
Basic and diluted weighted average shares outstanding	27.2		27.2	16.7		16.7
Adjusted EBITDA	$0.0		$0.2	$(0.4)		$(0.2)

(All figures in millions, except per share)

Conference Call Information

What:	Everbridge Third Quarter 2016 Financial Results Conference Call
When:	Wednesday, November 2, 2016
Time:	5:00 p.m. ET
Live Call:	(844) 413-0949, domestic
(216) 562-0459, international
Replay:	(855) 859-2056, passcode 98776240, domestic
(404) 537-3406, passcode 98776240, international
Webcast (live and replay):	http://ir.everbridge.com/phoenix.zhtml?c=254229&p=irol-calendar

About Everbridge, Inc.

Everbridge (NASDAQ: EVBG) is a global software company that provides critical communications and enterprise safety applications that enable customers to automate and accelerate the process of keeping people safe and businesses running during critical events. During public safety threats such as active shooter situations, terrorist attacks, or severe weather conditions, as well as critical business events such as IT outages or cyber incidents, over 3,000 global customers rely on the company’s SaaS-based platform to quickly and reliably construct and deliver contextual notifications to millions of people at one time. The company’s platform sent over 1 billion messages in 2015, and offers the ability to reach over 200 countries and territories with secure delivery to more than 100 different communication devices. The company’s critical communications and enterprise safety applications, which include Mass Notification, Incident Management, IT Alerting, Safety Connection™, Community Engagement™, Secure Messaging and Internet of Things, are easy-to-use and deploy, secure, highly scalable and reliable. Everbridge serves 8 of the 10 largest U.S. cities, 8 of the 10 largest U.S.-based investment banks, all four of the largest global accounting firms, 24 of the 25 busiest North American airports and 6 of the 10 largest global automakers. Everbridge is based in Boston and Los Angeles with additional offices in San Francisco, Beijing and London. For more information, visit www.everbridge.com, read the company blog, and follow on Twitter and Facebook.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating expenses, non-GAAP operating income/(loss), non-GAAP net income/(loss), non-GAAP net income/(loss) per share, adjusted EBITDA, and free cash flow.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Everbridge’s financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to more thoroughly analyze key financial metrics used to make operational decisions. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and extend the markets in which we compete for customers, and our expected financial results for the fourth quarter of 2016 and the full fiscal year 2016. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to successfully integrate businesses and assets that we may acquire; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Registration Statement on Form S-1 declared effective by the SEC on September 15, 2016, as well as other documents that may be filed by us from time to time with the SEC. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Media Contact:

Jeff Benanto

Everbridge

jeff.benanto@everbridge.com

781-373-9879

Investor Contact:

Garo Toomajanian

ICR

ir@everbridge.com

818-230-9712

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30, 2016	December 31, 2015

Current assets:
Cash	$62,296	$8,578
Accounts receivable, net	15,995	15,699
Prepaid expenses	2,559	1,371
Other current assets	3,226	3,972

Total current assets	84,076	29,620
Property and equipment, net	3,128	3,620
Capitalized software development costs, net	8,955	8,178
Goodwill	7,839	7,839
Intangible assets, net	2,738	4,119
Other assets	55	133

Total assets	$106,791	$53,509

Current liabilities:
Accounts payable	$2,967	$3,521
Accrued payroll and employee related liabilities	7,620	6,062
Accrued expenses	2,348	1,460
Term loan	—	830
Deferred revenue	47,556	39,159
Notes payable	—	2,018
Other current liabilities	553	569

Total current liabilities	61,044	53,619
Long-term liabilities:
Deferred revenue, noncurrent	1,516	1,308
Line of credit	—	9,976
Term loan, net of current portion	—	4,146
Deferred tax liabilities	94	345
Other long-term liabilities	106	166

Total liabilities	$62,760	$69,560

Stockholders’ equity (deficit):
Series A preferred stock	$—	$3
Series A-1 preferred stock	—	5
Class A common stock	—	1
Common stock	27	11
Additional paid-in capital	131,307	62,274
Accumulated deficit	(86,990)	(78,332)
Accumulated other comprehensive loss	(313)	(13)

Total stockholders’ equity (deficit)	44,031	(16,051)

Total liabilities and stockholders’ equity (deficit)	$106,791	$53,509

Consolidated Statements of Comprehensive Loss

(in thousands, except share and per share data)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015

Revenue	$19,932	$15,187	$55,566	$42,500
Cost of revenue	6,173	5,165	17,324	14,210

Gross profit	13,759	10,022	38,242	28,290
	69.03%	65.99%	68.82%	66.56%
Operating expenses:
Sales and marketing	8,605	6,761	25,659	18,098
Research and development	3,917	3,025	10,560	8,494
General and administrative	3,666	3,863	10,252	8,441

Total operating expenses	16,188	13,649	46,471	35,033

Operating loss	(2,429)	(3,627)	(8,229)	(6,743)

Other income (expense):
Interest income	—	—	—	1
Interest expense	(195)	(160)	(506)	(405)
Other income (expense), net	30	(20)	2	(52)

Total other expense, net	(165)	(180)	(504)	(456)

Loss before income taxes	(2,594)	(3,807)	(8,733)	(7,199)

Income taxes, net	(35)	186	75	374

Net loss	$(2,629)	$(3,621)	$(8,658)	$(6,825)

Net loss per share attributable to common stockholders:
Basic	$(0.18)	$(0.30)	$(0.66)	$(0.56)
Diluted	$(0.18)	$(0.30)	$(0.66)	$(0.56)

Weighted average common shares outstanding:
Basic	14,772,006	12,255,240	13,124,480	12,254,520
Diluted	14,772,006	12,255,240	13,124,480	12,254,520

Other comprehensive income (loss):
Foreign currency translation adjustment, net of tax	66	62	(300)	1

Total comprehensive loss	$(2,563)	$(3,559)	$(8,958)	$(6,824)

Stock-based compensation expense included in the above:

(in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015

Cost of revenue	$46	$46	$135	$103
Sales and marketing	211	98	503	200
Research and development	87	79	263	213
General and administrative	415	319	1,264	384

Total stock-based compensation	$759	$542	$2,165	$900

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Cash flows from operating activities:
Net loss	$(2,629)	$(3,621)	$(8,658)	$(6,825)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,974	1,715	5,675	4,244
Loss on disposal of assets	—	—	74	—
Deferred income taxes	—	—	(224)	—
Accretion of interest on notes payable	—	33	—	105
Non-cash interest expense on line of credit and term loan	57	4	67	4
Provision for doubtful accounts	8	242	95	331
Stock-based compensation	749	542	2,127	900
Increase (decrease) in operating assets and liabilities:
Accounts receivable	1,210	515	(391)	(1,098)
Prepaid expenses	(432)	144	(1,188)	(1,009)
Other assets	(529)	(306)	(1,743)	(734)
Accounts payable	317	(290)	251	1,043
Accrued labor	1,295	268	1,558	472
Accrued expenses	678	197	305	(346)
Deferred revenue	5,552	2,018	8,605	6,953
Other liabilities	(24)	54	(18)	53

Net cash provided by operating activities	8,226	1,515	6,535	4,093

Cash flows from investing activities:
Capital expenditures	(393)	(1,003)	(739)	(2,330)
Additions to capitalized software development costs	(1,254)	(1,387)	(4,294)	(3,647)
Change in restricted cash	—	—	—	(77)

Net cash used in investing activities	(1,647)	(2,390)	(5,033)	(6,054)

Cash flows from financing activities:
Proceeds from line of credit	—	3,000	9,500	5,000
Payments on line of credit	(10,500)	(5,000)	(19,500)	(5,000)
Principal payments on capital leases	—	(26)	(58)	(74)
Payments of issuance costs relating to the line of credit and term loan	(19)	(59)	(19)	(59)
Proceeds from initial public offering, net of underwriters discount	69,750	—	69,750	—
Payments of initial public offering costs	(271)	(1,143)	(1,372)	(1,143)
Payment on note payable	—	—	(2,018)	—
Proceeds from (payments on) term loan	(5,000)	5,000	(5,000)	5,000
Proceeds from stock option exercises	563	10	748	34
Proceeds from exercise of warrants	25	—	25	—
Repurchase of common stock	—	—	—	(1,500)

Net cash provided by financing activities	54,548	1,782	52,056	2,258

Effect of exchange rates on cash	121	(42)	160	(29)

Net increase in cash	61,248	865	53,718	268

Cash, beginning of period	1,048	3,815	8,578	4,412

Cash, end of period	$62,296	$4,680	$62,296	$4,680

Reconciliation of GAAP measures to non-GAAP measures

(in thousands, except share and per share data)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015

Cost of revenue	$6,173	$5,165	$17,324	$14,210
Amortization of acquired intangibles	(566)	(629)	(1,751)	(1,368)
Stock-based compensation	(46)	(46)	(135)	(103)

Non-GAAP cost of revenue	5,561	4,490	15,438	12,739

Gross profit	13,759	10,022	38,242	28,290
Amortization of acquired intangibles	566	629	1,751	1,368
Stock-based compensation	46	46	135	103

Non-GAAP gross profit	14,371	10,697	40,128	29,761
Non-GAAP gross margin	72.1%	70.4%	72.2%	70.0%

Sales and marketing	8,605	6,761	25,659	18,098
Stock-based compensation	(211)	(98)	(503)	(200)

Non-GAAP sales and marketing	8,394	6,663	25,156	17,898

Research and development	3,917	3,025	10,560	8,494
Stock-based compensation	(87)	(79)	(263)	(213)

Non-GAAP research and development	3,830	2,946	10,297	8,281

General and administrative	3,666	3,863	10,252	8,441
Amortization of acquired intangibles	(224)	(275)	(701)	(818)
Stock-based compensation	(415)	(319)	(1,264)	(384)

Non-GAAP general and administrative	3,027	3,269	8,287	7,239

Total operating expenses	16,188	13,649	46,471	35,033
Amortization of acquired intangibles	(224)	(275)	(701)	(818)
Stock-based compensation	(713)	(496)	(2,030)	(797)

Non-GAAP operating expenses	$15,251	$12,878	$43,740	$33,418

Operating loss	$(2,429)	$(3,627)	$(8,229)	$(6,743)
Amortization of acquired intangibles	790	904	2,452	2,186
Stock-based compensation	759	542	2,165	900

Non-GAAP operating loss	$(880)	$(2,181)	$(3,612)	$(3,657)

Net loss	$(2,629)	$(3,621)	$(8,658)	$(6,825)
Amortization of acquired intangibles	790	904	2,452	2,186
Stock-based compensation	759	542	2,165	900

Non-GAAP net loss	$(1,080)	$(2,175)	$(4,041)	$(3,739)

Weighted average common shares outstanding, basic and diluted	14,772,006	12,255,240	13,124,480	12,254,520

Non-GAAP net loss per share	$(0.07)	$(0.18)	$(0.31)	$(0.31)

Net loss	$(2,629)	$(3,621)	$(8,658)	$(6,825)
Interest expense, net	195	160	506	404
Income taxes, net	35	(186)	(75)	(374)
Depreciation and amortization	1,974	1,715	5,675	4,244

EBITDA	(425)	(1,932)	(2,552)	(2,551)
Stock-based compensation	759	542	2,165	900

Adjusted EBITDA	$334	$(1,390)	$(387)	$(1,651)

Net cash provided by operating activities	$8,226	$1,515	$6,535	$4,093
Capital expenditures	(393)	(1,003)	(739)	(2,330)
Additions to capitalized software development costs	(1,254)	(1,387)	(4,294)	(3,647)

Free cash flow	$6,579	$(875)	$1,502	$(1,884)

(Continued) Reconciliation of GAAP measures to non-GAAP measures

(in millions, except share and per share data)

(unaudited)

Business outlook:

	Three months ended December 31, 2016		Year ended December 31, 2016
	Low end	High end	Low end	High end

Net loss	$(2.9)	$(2.7)	$(11.5)	$(11.3)
Amortization of acquired intangibles	0.8	0.8	3.3	3.3
Stock-based compensation	0.8	0.8	2.9	2.9

Non-GAAP net loss	$(1.3)	$(1.1)	$(5.3)	$(5.1)

Weighted average common shares outstanding, basic and diluted	27,200,000	27,200,000	16,700,000	16,700,000

Net loss per share	$(0.11)	$(0.10)	$(0.69)	$(0.68)
Non-GAAP net loss per share	$(0.05)	$(0.04)	$(0.32)	$(0.31)

Net loss	$(2.9)	$(2.7)	$(11.5)	$(11.3)
Interest expense, net	—	—	0.5	0.5
Benefit from income taxes	—	—	(0.1)	(0.1)
Depreciation and amortization	2.1	2.1	7.8	7.8

EBITDA	(0.8)	(0.6)	(3.3)	(3.1)
Stock-based compensation	0.8	0.8	2.9	2.9

Adjusted EBITDA	$—	$0.2	$(0.4)	$(0.2)